Exhibit 99.2
©2023 Sigilon Therapeutics, Inc. March 2023 Leading the Next Frontier of Allogeneic Cell Therapy

Forward-looking statements This presentation has been prepared by Sigilon Therapeutics, Inc. (“we,” “us,” “our,” “Sigilon” or the “Company”) and contains forward-looking statements. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “anticipate,” “could,” “intend,” “potential” or “aim” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: our current cash runway; our ability to advance any product candidates that we may develop and successfully complete any clinical studies, including the manufacture of any such product candidates; our ability to leverage our initial programs to develop additional product candidates using our platform technologies; our belief that, at commercial scale, the cost of goods for some of our programs will be significantly lower than existing cell or gene therapies; and our ability to successfully scale our manufacturing capabilities. Any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements, except as required by law. The Company’s business is subject to substantial risks and uncertainties that could cause these statements to be inaccurate. Applicable risks and uncertainties include, among others, that we have incurred significant losses since inception and our need for additional funding; failure in clinical development of our diabetes and other preclinical programs could adversely effect our business and may require us to discontinue or delay development of other product candidates; there may be undesirable side effects related to our product candidates or clinical studies, or limited efficacy of product candidates arising from our platform; the platform consists of novel technologies that are not yet clinically validated for human therapeutic use; that we do not have any results from the testing of any of our product candidates in clinical trials other than SIG-001 and any favorable preclinical results are not predictive of results that may be observed in clinical trials; the FDA or other regulators may request additional preclinical studies or clinical trials beyond those that we currently anticipate for our product candidates; and other risks and uncertainties identified under the heading “Risk Factors” and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and in any subsequent filings with the Securities and Exchange Commission. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. Non-Confidential 2

M I S S I O N : We aim to deliver functional cures to patients by harnessing the power of the human cell Non-Confidential 3

Strong Foundation to Support Sustained Growth

Company Background

- Seminal work at MIT by Langer & Anderson with the discovery of Afibromer™
- Sigilon created by Flagship Pioneering (2016)
- Ongoing Lilly partnership for T1D w/ $75M upfront + up to $415M milestones (2018)
- NASDAQ: SGTX; IPO $145M (Dec 2020)
- Clinical experience (FIH in Hem A in 2020)
- Broad intellectual property (patent expiry ranging from 2032-2043)
- Cash runway anticipated into 2025

Our Potential Attributes



1. No chronic immune suppression
2. Sense and respond to disease
3. Retrievable and redosable
4. Safe & Durable
5. Scalable to tackle high cell counts

Non-Confidential

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Industry leaders with a proven track record of creating value Rogerio Vivaldi, MD, MBA President, Chief Executive Officer Olivia Kelly, PhD SVP, Head of Diabetes Research Matthew Kowalsky, JD Chief of Staff; Chief Legal & Administrative Officer Rogerio Vivaldi, MD, MBA Sigilon Therapeutics Robert Ruffolo, Jr., PhD Former Head of R&D, Wyeth Pharmaceuticals Eric Shaff, MBA Seres Therapeutics Stephen Oesterle MD Former CTO, Medtronic PLC Kavita Patel MD The Brookings Institution Board of Directors: Josias Pontes, MBA SVP, Chief Financial Officer Philip Ashton-Rickardt, PhD Chief Scientific Officer Sarah Yuan, PhD Chief Technical Operations Officer John Cox Former CEO, Bioverativ Robert Windsor Jr, JD VP, Investor Relations Bernd Kullmann, MBA SVP, Head of Operations & Project Management Doug Cole, MD Chairman, Managing Partner Flagship Pioneering Non-Confidential 5

40+ year journey in search of sustainable cell therapies Lim et al. Science Vol 210 p908 1980 Fibrosis Immediate Immune Response 6 Lim et al. Science Vol 210 p908 1980 Main Challenges ➢ Immune rejection ➢ Poor Engraftment ➢ Prohibitive Cost Non-Confidential 6

Optimized Product 7 Key Learnings Guide Our Approach KEY REQUIREMENTS No chronic immunosuppression Exposure control Safe Scalable, with acceptable costs Appropriate indications Non-Confidential

Allowing for the exploration of a broad range of indications, including acute and chronic, rare and prevalent disease Multiple Cell Lines Existing Technologies & Capabilities Right Indication Platform Strategy Vision to become cell therapy powerhouse, leveraging encapsulation platform and manufacturing capabilities across multiple cell types to deliver groundbreaking and durable therapeutics 8 Epithelial cells iPSC cells (undisclosed) Process & Analytical Dev/MFG/Quality/Clinical Dev Cell encapsulation Proprietary Immunity/Efficacy Characterization Proprietary Cell Differentiation iPSC islet derived cells Product Optimization Tox/PK-PD Characterization Non-Confidential

Novel approach to de-risk programs Immunogenicity is one of the critical barriers to allogeneic cell therapy Therapeutic concept Powerful, Precision Proprietary Cell Differentiation Proprietary models to predict and prevent immunogenicity 9 61% % of Beta cells In-vitro MA Assay PFO & Clumps In-vivo huBLT Red dots=macrophages SIG-002 SIG-002 SIG-005 SIG-005 No PFO* No macrophages *PFO=Pericapsular fibrotic overgrowth Non-Confidential

Leading to scalable & cost-effective manufacturing Product Optimization Tox/PK-PD Characterization • Mice / NHP • PK/PD 10 0 10 20 30 40 50 60 70 80 90 100 110 120 0 200 400 600 800 SG-VIVO8018-1 E217 Blood Glucose Levels Time (days) Blood Glucose (mg/dL) GMP Manufacturing FIH Encapsulation Off the Shelf Drug Product Campaigned Production Non-Confidential

Ongoing Optimization

Mitigating the risks of PFO and optimize SLTx platform

Cells


human cell

OPTIMIZATION:

- iPSC derived cells are less immunogenic than epithelial cells
- Exploring lower cell density through higher potency expression
- Exploring ImmunoQuiet cells to mitigate antigen response

Sphere


lets nutrients in
and proteins out

OPTIMIZATION:

- Strengthened sphere integrity and stability with the addition of dXL (ionic + covalent crosslinking = dXL)

Manufacturing



OPTIMIZATION:

- Scale up drug substance manufacturing
- Automate and scale up drug product manufacturing
- Develop cryopreserved drug product

Placement



OPTIMIZATION:

- Minimally invasive, interventional radiology guided sphere delivery with local anesthesia

Non-Confidential

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PFO is a Complex Immunological Process Non-Confidential 12

Non-Confidential SIG-000 (No Cells) SIG-005 SIG-002 Polystyrene Beads SIG-0SIG-0 5 SIG-0 2 Polystyrene Beads 0 50 100 150 200 500 1000 1500PFO Response at Day 35 (huBLT model) Total Weight of Clumped Spheres (mg) Clumps No Clumps PFO in Humanized BLT mouse model SIG-000: No cells SIG-005: ARPE cells SIG-002: iPSC-derived Islets Pericapsular Fibrotic Overgrowth (PFO) in vitro Macrophage Assay SIG-002 SIG-005 Macrophages shown in Red color No Macrophage Attachment Macrophage Attachment Observed • SIG-002 SC-islet containing spheres, with dXL, show no clumping or evidence of PFO similar to the empty negative control spheres. New Assays and Experiments to Assess PFO 13

Pipeline

PROGRAM	CELL PRODUCT/TYPE	DISCOVERY	LEAD OPTIMIZATION	IND ENABLING	PHASE 1/2
SIG-002 – Type 1 Diabetes Lilly	Human Insulin (I)				
Lysosomal Diseases					
SIG-205 – CNS MPS-1	BBB-Human IDUA (E)				
SIG-207 – Fabry	Human GLA (E)				
SIG-218 – CNS MPS-2	BBB-Human IDS (E)				
SIG-220 – MPS-6	Human ARSB (E)				
Liver Diseases					
SIG-XXX – Undisclosed	ApoL-IL10 (E)				
SIG-XXX – Undisclosed	Human Hepatocyte (I)				

Cell type
- I iPSC derived
- E Epithelial Cell

MOA
- Constitutive
- Sense & Response

Non-Confidential

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Mechanism Maintain blood glucose level by sensing and responding to glucose excursions Recapitulate pancreas function Insulin independence from exogenous insulin without immunosuppression Non-Confidential 15 Our Strategic Partner Glucose Insulin Glucagon Afibromer™ Encapsulation • $75 million up front • $415 million in milestones • Tiered single-to-low double-digit sales-based royalties Lilly’s Financial Commitment Our Diabetes Program

16 Non-Confidential Directed Differentiation of iPSC to Islets Sneddon et al 2018 Cell Stem Cell 22:810- 823 Iworima et al 2021 Stem Cells Transl. Med. 1-11 Islet Cell Therapy SIG-002: Sigilon Spheres with iPSC-Islets Functional Cure for Type 1 Diabetes Insulin Independence Without Immunosuppression

Non-Confidential Brissova et al 2005 Human Islets beta 0 20 40 60 80 100 Islet Cell Population (%) (61%) SC-islets Sigilon Human Islets (n=17) SC-Islets (n=13) 0 400 800 1200 Insulin Content nU/cell Dynamic Insulin Secretion SC-islets (n=6): 70±31 pU/cell/min average peak at high glucose Our SC-islets compare favorably to human islets in cellular composition and potency in preclinical studies 17

18 Non-Confidential 0 30 60 90 120 0 200 400 600 800 SG-VIVO7966-1 Day 70 Oral Glucose Tolerance Test Time (min) Blood Glucose (mg/dL) 0 10 20 30 40 50 60 70 80 90 100 110 120 0 200 400 600 800 SG-VIVO8307-1 Blood Glucose Time (days) Blood Glucose (mg/dL) SIG-002 is efficacious and durable in immune-deficient diabetic mice

SLTx Encapsulation May Have Significant Advantages Over Hypoimmune Approaches

SLTx PLATFORM – POTENTIAL ADVANTAGES

- No antibody-mediated cytotoxicity
- Known biology and IP landscape
- Minimal gene edits to reduce risk of off-target effects
- Designed to block antibody and immune cell infiltration, including pre-existing T1D autoantibody response

NAKED ISLET THERAPY – CHALLENGES

- Prone to antibody mediated cytotoxicity
- Uncertain biology and FTO
- Multi-gene edits increase risk of off-target effects
- Protection from autoantibody induced islet rejection of T1D is uncertain



Spheres block antibody effector mechanisms
Afibromer inhibits macrophage attachment
Macrophages
Spheres prevent direct or indirect immune rejection
Natural Killer Cell
Cytotoxic T-cell
β2M-*null* cells prevent allo-antigen induced immune response
Prevent allo-antigen induced immune response
Knockout
• β2M, CIITA (avoid direct rejection)
Overexpression
• CD47, CD24
Knock-in
• HLA-G-β2M-peptide
• HLA-E- β2M-peptide
Cytotoxic T-cell
Macrophages
Natural Killer Cell

Non-Confidential
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Designing Product Candidates for Lysosomal Diseases to Enable Blood Brain Barrier Penetration BBB-penetrant Camelid HCAb BBB VHH Cargo Protein Half-life VHH Half-life extending Camelid HCAb VH + - 32% Technology Details Good systemic tissue penetration and functional activity towards target substrate Total Heparan sulfate reduction in systemic tissues Liver Spleen Kidney Lung Heart 0 50 100 150 200 Total Heparan sulfate reduction in systemic tissues Percent of Untreated BBB-hIDUA Untreated ✱ ✱ ✱✱✱✱ ✱✱✱✱ ✱✱✱✱ ✱✱✱ Brain Heparan Sulfate Reduction BBB-hIDUA Untreated 0 50 100 Brain heparan sulfate reduction Percent of Untreated ✱✱✱✱ Liver Spleen Kidney Lung Heart 0 50 100 150 200 Total Heparan sulfate reduction in systemic tissues Percent of Untreated BBB-hIDUA Untreated ✱ ✱ ✱✱✱✱ ✱✱✱✱ ✱✱✱✱ ✱✱✱ Non-Confidential 20

M ANU F A C T U R E ANY T I M E 4 W E E K S 21 Non-Confidential Full Release Differentiation Filled DS Cryopreservation WCB Thaw Staged Release DS Thaw Encapsulation Thaw Drug Substance Encapsulation Cell Expansion & Cryopreservation ~4 Weeks Up to 300mL Pooled SIG-005 Final Filled DP SIG-005 QC Release Testing Bulk Drug Product (DP) ~1 week for Manufacture & Initial Release Fully Released Drug Substance Manufacture Any Time Initiate 1 week prior to patient administration Final Filled DP M ANU F A C T U R E 1 W E E K PR I O R T O PAT I E NT AD M I NI S T R A T I O N 1 W E E K Cryopreserved drug substance (DS) expected to decrease manufacturing lead times by 80%

Stem Cell Differentiation Drug Product Cryopreservation Hospital Pharmacy Patients 22 Non-Confidential • Scale up drug substance manufacturing • Automate and scale up drug product manufacturing • Develop cryopreserved drug product Off the Shelf Drug Product On-demand Administration Campaigned Production Manufacturing strategy to enable off-the-shelf products with competitive cost of goods

23 Upcoming expected milestones 1. Initiate IND-enabling studies for Type 1 Diabetes with optimized spheres 2. In vivo PoC / PFO models (including first of its kind NHP study) 1. Completion of IND-enabling studies for Type 1 Diabetes 2. IND for Type 1 Diabetes 3. Lead optimization for 3 - 4 new targets 2023 2024 2025 1. FIH for Type 1 Diabetes 2. First Readout for Type 1 Diabetes 3. IND enabling studies for 3 - 4 new targets Non-Confidential

Thank you